                                   [GRAPHIC]

                                                Annual Report September 30, 2000

Oppenheimer
Global Fund

                          [LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

The Fund's strong performance can be credited to our focus on companies benefiting from key worldwide growth trends.

Shifts in investor sentiment led the Fund to take a more defensive posture.

The launch of the euro fueled a wave of restructuring that's making European companies more competitive and shareholder-friendly.

        CONTENTS

 1 President's Letter

 3 An Interview
   with Your Fund's
   Manager

 7 Fund Performance

12 Financial
   Statements

34 Independent
   Auditors' Report

35 Federal
   Income Tax
   Information

36 Officers and Trustees


---------------------------
Average Annual
Total Returns*
For the 1-Year Period
Ended 9/30/00

Class A
Without          With
Sales Chg.       Sales Chg.
---------------------------
 47.13%           38.67%

Class B
Without          With
Sales Chg.       Sales Chg.
---------------------------
 46.01%           41.01%

Class C
Without          With
Sales Chg.       Sales Chg.
---------------------------
 46.01%           45.01%

Class Y
---------------------------
47.63%
---------------------------

*See Notes on page 10 for further details.

PRESIDENT'S LETTER

Dear Shareholder,

[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President Oppenheimer Global Fund

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

1 OPPENHEIMER GLOBAL FUND

PRESIDENT'S LETTER

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
October 20, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

Portfolio Management Team (l to r)
Frank Jennings William Wilby (Portfolio
Manager) George Evans

How did Oppenheimer Global Fund perform during the 12 months that ended September 30, 2000?
A. We're very pleased with the performance of Oppenheimer Global Fund over the past fiscal year. The Fund's Class A shares were awarded a 5-star (*****) rating overall by Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 2000, among 1,175, 730 and 146 international equity funds, respectively./1/

How did you achieve this strong performance?

We attribute the Fund's performance to our investment approach, which focuses on individual companies that, in our view, stand to benefit from one or more key worldwide growth trends. The four themes we've identified are new technologies, mass affluence, restructuring and aging populations. Using these themes as a starting point, we then employ rigorous fundamental research to uncover companies with the potential to deliver earnings growth and stock price appreciation in nearly any type of market.

What events characterized global markets during the period?

Interestingly enough, the past 12 months witnessed virtually every type of market. For example, the first six months of the period were very positive for U.S. and foreign markets, even though the monumental gains were mostly driven by a narrow group of technology and telecommunications stocks. Toward



1. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is based on the weighted average of 3-, 5- and 10-year ratings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%:
2 stars. Bottom 10%: 1 star. The Fund's Class A shares are rated 5 stars (3-year), 5 stars (5-year) and 5 stars (10-year) among 1175, 730 and 146 international equity funds, respectively for the periods ended 9/30/00.


3 OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

"Regardless of global market conditions, we believe there are virtually always opportunities to buy great companies."

the end of March, however, investor sentiment began to shift. Concerns over the high valuations of "new economy" stocks and continued monetary tightening in the U.S. unleashed a torrent of selling, at times seemingly indiscriminate, resulting in several broad market downturns. From time to time, it looked as though "old economy" stocks would lead a recovery. Yet, for much of the next six months, global markets settled into a holding pattern, appearing to have no clear direction.

     The past six months also saw a dramatic strengthening of the U.S. dollar against many foreign currencies, particularly the euro--the currency of the European Monetary Union. Despite healthy economic fundamentals throughout much of Europe, the weaker currency resulted in massive capital outflows into the United States, which investors believed offered higher return potential. The irony is that this weakness may have actually benefited European companies that export to the United States, allowing them to realize substantial gains from revenue generated in U.S. dollars. In fact, several of our top holdings profited from this development.

How did the Fund's top holdings fare?

German automobile manufacturer Porsche AG demonstrated the impact of widening mass affluence, as well as the upside of the currency situation. Sales growth has been impressive for this premier brand, which commands premium prices for its high-performance cars.

     As corporate restructuring continues to grow as a powerful force overseas, companies are placing new emphasis on shareholder interests. One that reaped rewards was Reckitt Benckiser plc, a leading household products concern formed by the 1999 merger of U.K.-based Reckitt & Colman and the Dutch company Benckiser NV. This stock was added to the portfolio earlier in the year in an attempt to position the Fund more defensively,

4 OPPENHEIMER GLOBAL FUND

---------------------------------
Average Annual
Total Returns
For the Periods Ended 9/30/00/2/

Class A
1-Year     5-Year    10-Year
38.67%     21.32%    16.91%
---------------------------------
Class B            Since
1-Year     5-Year  Inception
---------------------------------
41.01%     21.62%   19.64%

Class C            Since
1-Year     5-Year  Inception
---------------------------------
45.01%      N/A     21.88%

Class Y            Since
1-Year     5-Year  Inception
---------------------------------
47.63%      N/A     40.02%
---------------------------------

and has since become one of our top positions. With increased demand for consumer goods from recovering emerging market economies, Reckitt Benckiser appears poised for further growth.

     Although Japan remains mired in recession, we've invested selectively, focusing our purchases there in the new technologies theme. Toshiba Corp., a leading maker of laptop computers and electronic components, was one of our strongest performers for the period. The phenomenal growth of miniaturized handheld products, such as Web-enabled phones and personal digital assistants, has encountered severe component shortages around the world. Toshiba stepped up production to capitalize on these shortages, which proved favorable for its stock. In contrast, the Fund was hurt during July by a decline in semiconductor stocks, particularly U.S.-based National Semiconductor Corp. Despite the cyclical nature of the semiconductor industry, we remain optimistic about this company's prospects and used the dip to add to our holdings.

     As always, please keep in mind that investing in foreign securities entails additional expenses and risks including foreign currency fluctuations.

What do you foresee for world markets in the coming months?

Regardless of market conditions, we believe there are virtually always opportunities to buy great companies. However, from a market standpoint, our outlook for the United States is unclear at this time because of the upcoming election. On the other hand, we remain optimistic regarding international markets. In our view, the signs are quite compelling. For example, both Europe and Japan have close to a two-year advantage over the United States in the area of mobile Internet penetration. The proliferation of luxury goods overseas continues to offer unique possibilities. Despite its current weakness, the euro since its

2. See page 10 for further details.

5 OPPENHEIMER GLOBAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Regional Allocation/3/

      [GRAPH]

United States/Canada      49.4%
Europe                    36.8
Asia                      10.1
Latin America              3.7

launch has brought about a wave of restructuring that's making European companies more competitive and shareholder-friendly. Finally, there's a growing equity culture overseas, particularly in Europe and Japan, as investors seek the returns they need to meet their long-term goals. Exploring the world over for these opportunities is an important reason why Oppenheimer Global Fund is part of The Right Way to Invest.

Top Ten Largest Country Holdings/3/

United States                                     47.3%
Great Britain                                     14.7
France                                             8.5
Germany                                            7.6
Japan                                              6.4
Brazil                                             2.4
Canada                                             2.1
Ireland                                            1.7
The Netherlands                                    1.5
Australia                                          1.1

Top Ten Common Stock Holdings/4/

Cadence Design Systems, Inc.                       4.4%
Porsche AG, Preference                             2.9
Reckitt Benckiser plc                              2.4
National Semiconductor Corp.                       2.2
Fresenius AG, Preference                           2.2
Reed International plc                             2.0
Alcatel SA                                         1.9
MBNA Corp.                                         1.8
Toshiba Corp.                                      1.8
Gilead Sciences, Inc.                              1.8

3. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of September 30, 2000, and are based on net assets.


6 OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer Global Fund delivered strong performance, reflecting the influence of several worldwide growth trends. Overall, the period proved positive for U.S. and foreign markets, although the latter half was characterized by extreme volatility. Global markets, initially driven by a narrow group of "new economy" stocks, retreated dramatically from 1999's "dot-com" euphoria. Although seemingly justified in many cases, the intense selling at times appeared indiscriminate, resulting in broad market downturns. Against this backdrop, the Manager emphasized high-quality, well-established technology and telecommunications companies, using market declines as an opportunity to add to the Fund's most compelling holdings at more attractive valuations. An effort to position the Fund more defensively was also undertaken, with a moderate reallocation of assets into the household goods sector. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. In the case of Class C shares, performance is measured from the inception of the class on October 2, 1995; in the case of Class Y shares, since inception of the class on November 17, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the index.

7 OPPENHEIMER GLOBAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                                 Morgan Stanley
                       Oppenheimer Global    Capital International
                        Fund (Class A)       (MSCI) World Index

9/30/90                      9,425                   10,000
12/31/90                     9,819                   10,985
3/31/91                     10,674                   12,081
6/30/91                     10,277                   11,688
9/30/91                     11,660                   12,528
12/31/91                    12,506                   13,069
3/31/92                     11,736                   12,018
6/30/92                     11,677                   12,253
9/30/92                     11,160                   12,474
12/31/92                    10,730                   12,460
3/31/93                     11,150                   13,547
6/30/93                     11,708                   14,387
9/30/93                     13,133                   15,080
12/31/93                    15,304                   15,342
3/31/94                     14,910                   15,454
6/30/94                     14,731                   15,937
9/30/94                     15,653                   16,298
12/31/94                    14,829                   16,198
3/31/95                     15,112                   16,978
6/30/95                     16,157                   17,724
9/30/95                     17,104                   18,737
12/31/95                    17,288                   19,651
3/31/96                     18,136                   20,475
6/30/96                     18,864                   21,091
9/30/96                     19,325                   21,398
12/31/96                    20,317                   22,402
3/31/97                     21,192                   22,490
6/30/97                     23,685                   25,902
9/30/97                     25,674                   26,668
12/31/97                    24,750                   26,037
3/31/98                     27,527                   29,793
6/30/98                     27,926                   30,425
9/30/98                     23,145                   26,804
12/31/98                    27,895                   32,493
3/31/99                     28,936                   33,681
6/30/99                     31,791                   35,317
9/30/99                     32,413                   34,822
12/31/99                    44,207                   40,726
3/31/2000                   50,151                   41,173
6/30/2000                   48,518                   39,743
9/30/2000                   47,691                   37,774

Average Annual Total Return of Class A Shares of the Fund at 9/30/00/1/
1-Year  38.67%     5-Year  21.32%     10-Year  16.91%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                          Morgan Stanley
                   Oppenheimer Global  Capital International
                     Fund (Class B)     (MSCI) World Index

8/17/93                 10,000               10,000
9/30/93                 10,364                9,817
12/31/93                12,051                9,987
3/31/94                 11,716               10,060
6/30/94                 11,546               10,374
9/30/94                 12,241               10,609
12/31/94                11,570               10,545
3/31/95                 11,768               11,052
6/30/95                 12,553               11,538
9/30/95                 13,261               12,197
12/31/95                13,379               12,793
3/31/96                 14,006               13,328
6/30/96                 14,539               13,730
9/30/96                 14,862               13,929
12/31/96                15,592               14,583
3/31/97                 16,230               14,641
6/30/97                 18,104               16,861
9/30/97                 19,583               17,360
12/31/97                18,839               16,949
3/31/98                 20,909               19,394
6/30/98                 21,181               19,806
9/30/98                 17,515               17,449
12/31/98                21,068               21,152
3/31/99                 21,817               21,925
6/30/99                 23,920               22,990
9/30/99                 24,369               22,668
12/31/99                33,236               26,512
3/31/2000               37,705               26,803
6/30/2000               36,477               25,872
9/30/2000               35,856               24,590

Average Annual Total Return of Class B Shares of the Fund at 9/30/00/1/
1-Year  41.01%     5-Year  21.62%     Life  19.64%

1. See page 10 for further details.


8 OPPENHEIMER GLOBAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                                Morgan Stanley
                         Oppenheimer Global Capital International
                          Fund (Class C)     (MSCI) World Index

10/2/95                        10,000               10,000
12/31/95                       10,117               10,488
3/31/96                        10,587               10,927
6/30/96                        10,990               11,257
9/30/96                        11,234               11,420
12/31/96                       11,785               11,956
3/31/97                        12,267               12,003
6/30/97                        13,685               13,824
9/30/97                        14,801               14,233
12/31/97                       14,241               13,896
3/31/98                        15,807               15,900
6/30/98                        16,007               16,238
9/30/98                        13,242               14,305
12/31/98                       15,927               17,341
3/31/99                        16,491               17,975
6/30/99                        18,080               18,849
9/30/99                        18,402               18,584
12/31/99                       25,049               21,736
3/31/2000                      28,363               21,974
6/30/2000                      27,383               21,211
9/30/2000                      26,870               20,160

Average Annual Total Return of Class C Shares of the Fund at 9/30/00/1/
1 Year  45.01%     Life  21.88%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                                Morgan Stanley
                         Oppenheimer Global  Capital International
                           Fund (Class Y)     (MSCI) World Index

11/17/98                       10,000               10,000
12/31/98                       10,907               10,490
3/31/99                        11,328               10,874
6/30/99                        12,454               11,402
9/30/99                        12,710               11,242
12/31/99                       17,353               13,148
3/31/2000                      19,701               13,293
6/30/2000                      19,075               12,831
9/30/2000                      18,764               12,195

Average Annual Total Return of Class Y Shares of the Fund at 9/30/00/1/
1-Year  47.63%     Life  40.02%

The performance information for MSCI World Index in the graphs begins on 9/30/90 for Class A, 8/31/93 for Class B, 9/30/95 for Class C and 11/30/98 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

9 OPPENHEIMER GLOBAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 9/30/00 include results for periods of exceptional market performance that is not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 12/22/69. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/17/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10   OPPENHEIMER GLOBAL FUND

                                               Financials









11       OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS     September 30, 2000


                                                                            Market Value
                                                                 Shares       See Note 1
Common Stocks--88.8%
Basic Materials--0.8%
Chemicals--0.8%
International Flavors & Fragrances, Inc.                      3,995,470   $   72,917,327
Capital Goods--7.1%
Electrical Equipment--1.8%
Toshiba Corp.                                                19,280,500      155,407,325
Industrial Services--2.8%
Manpower, Inc.                                                2,495,000       79,684,062
Rentokil Initial plc                                         40,924,500       91,819,181
WPP Group plc                                                 6,342,200       75,953,237
                                                                          --------------
                                                                             247,456,480

Manufacturing--2.5%
Sanmina Corp./1/                                                374,000       35,015,750
Sidel SA                                                      1,055,794       60,190,288
Societe BIC SA                                                2,291,765       85,692,589
Solectron Corp./1/                                              896,500       41,351,063
                                                                          --------------
                                                                             222,249,690

Communication Services--4.6%
Telecommunications-Long Distance--1.0%
Elisa Communications, Oyj                                       979,300       34,992,764
WorldCom, Inc./1/                                             1,628,650       49,470,244
                                                                          --------------
                                                                              84,463,008

Telephone Utilities--1.3%
Tele Norte Leste Participacoes SA (Telemar),              5,024,676,144      114,110,531
Preference
Telecommunications-Wireless--2.3%
NTT Docomo, Inc.                                                  2,658       76,252,082
Telecom Italia Mobile SpA                                     8,041,500       65,005,074
Telesp Celular Participacoes SA, ADR                          1,959,100       64,527,856
                                                                          --------------
                                                                             205,785,012

Consumer Cyclicals--10.1%
Autos & Housing--3.8%
Hanson plc                                                   13,409,366       74,743,069
Porsche AG, Preference                                           70,536      255,216,883
                                                                          --------------
                                                                             329,959,952

12   OPPENHEIMER GLOBAL FUND

                                                                        Market Value
                                                            Shares       See Note 1
Leisure & Entertainment--2.4%
Hasbro, Inc.                                               3,800,100   $  43,463,644
Hilton Group plc                                          12,477,700      35,789,663
International Game Technology/1/                           2,354,900      79,183,513
Peninsular & Oriental Steam Navigation Co.                 6,350,424      55,865,157
                                                                       -------------
                                                                         214,301,977

Media--2.9%
Reed International plc                                    21,643,995     171,843,474
Singapore Press Holdings Ltd.                              5,667,000      84,990,346
                                                                       -------------
                                                                         256,833,820

Retail: Specialty--1.0%
Circuit City Stores-Circuit City Group                     3,708,000      85,284,000
Consumer Staples--9.2%
Beverages--2.5%
Bass plc                                                  13,206,342     129,845,086
Cadbury Schweppes plc                                     14,369,300      84,980,041
                                                                       -------------
                                                                         214,825,127

Broadcasting--2.7%
Canal Plus                                                   307,880      46,108,186
Grupo Televisa SA, Sponsored GDR/1/                        1,507,100      86,940,831
ProSieben Media AG, Preference                               295,345      33,753,134
Societe Television Francaise/1/                              591,620      33,936,802
Television Broadcasts Ltd.                                 6,587,600      39,541,315
                                                                       -------------
                                                                         240,280,268

Household Goods--4.0%
Reckitt Benckiser plc                                     17,150,264     209,572,841
Wella AG, Preference, Non-Vtg.                             3,859,510     137,092,208
                                                                       -------------
                                                                         346,665,049

Energy--2.6%
Oil: International--2.6%
BP Amoco plc, ADR                                          1,789,234      94,829,402
Husky Energy, Inc.1                                        4,872,465      45,175,387
Royal Dutch Petroleum Co., NY Shares                       1,439,600      86,286,025
                                                                       -------------
                                                                         226,290,814

13   OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  Continued


                                                                          Market Value
                                                             Shares         See Note 1
Financial--15.2%
Banks--4.4%
Australia & New Zealand Banking Group Ltd.                  13,023,900   $  93,673,724
Bank One Corp.                                               3,172,100     122,522,363
DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)                  464,800      37,121,833
Royal Bank of Scotland Group plc (The)                       6,433,500     135,830,358
                                                                         -------------
                                                                           389,148,278

Diversified Financial--7.9%
American Express Co.                                         1,202,400      73,045,800
Citigroup, Inc.                                              1,620,133      87,588,440
Credit Saison Co. Ltd.                                       2,627,000      57,129,835
Fannie Mae                                                   2,023,700     144,694,550
Housing Development Finance Corp. Ltd.                             400           3,783
ICICI Ltd., Sponsored ADR                                    5,149,700      56,646,700
Lehman Brothers Holdings, Inc.                                 773,200     114,240,300
MBNA Corp.                                                   4,197,200     161,592,200
                                                                         -------------
                                                                           694,941,608

Insurance--2.9%
Allied Zurich plc                                            8,158,500      92,759,413
American International Group, Inc.                           1,200,237     114,847,678
AXA SA                                                         367,200      47,959,992
                                                                         -------------
                                                                           255,567,083

Healthcare--16.5%
Healthcare/Drugs--12.5%
ALZA Corp., Cl. A1                                           1,159,700     100,314,050
American Home Products Corp.                                 1,664,500      94,148,281
Amgen, Inc./1/                                               1,212,400      84,659,619
Eisai Co. Ltd.                                               2,967,000      93,628,262
Elan Corp. plc, ADR/1/                                       2,703,600     148,022,100
Genset, Sponsored ADR/1/                                     1,428,300      39,278,250
Gilead Sciences, Inc./1/                                     1,413,500     155,043,281
Human Genome Sciences, Inc./1/                                 453,300      78,477,563
Millennium Pharmaceuticals, Inc./1/                            340,100      49,675,856
Oxford GlycoSciences plc/1/                                    546,500      18,454,726
Pfizer, Inc.                                                 1,214,300      54,567,606
Sanofi-Synthelabo SA                                         2,768,800     148,807,080
Serono SA, Cl. B                                                29,180      35,622,425
                                                                         -------------
                                                                         1,100,699,099

 14   OPPENHEIMER GLOBAL FUND


                                                                             Market Value
                                                                 Shares        See Note 1
Healthcare/Supplies & Services--4.0%
Affymetrix, Inc./1/                                               585,000  $   29,176,875
Bard (C.R.), Inc.                                               1,987,600      83,976,100
Fresenius AG, Preference                                          772,796     192,321,878
Quintiles Transnational Corp./1/                                1,026,900      16,366,219
Swiss Medical SA/1/,/2/,/3/                                       300,000      27,573,000
                                                                           --------------
                                                                              349,414,072

Technology--20.8%
Computer Hardware--1.7%
International Business Machines Corp.                             782,800      88,065,000
Sun Microsystems, Inc./1/                                         549,400      64,142,450
                                                                           --------------
                                                                              152,207,450

Computer Services--1.0%
Cap Gemini SA                                                     480,100      90,245,598

Computer Software--8.0%
America Online, Inc./1/                                         1,687,300      90,692,375
Cadence Design Systems, Inc./1/,/2/                            14,875,040     382,102,590
Intuit, Inc./1/                                                   639,700      36,462,900
Oracle Corp./1/                                                 1,172,600      92,342,250
Sybase, Inc./1/                                                 4,348,700     100,020,100
                                                                           --------------
                                                                              701,620,215

Communications Equipment--4.8%
Alcatel SA                                                      2,650,200     169,563,110
L.M. Ericsson Telephone Co. ADR, Cl. B                          4,149,900      61,470,394
Nokia Corp., A Shares, Sponsored ADR                            1,063,400      42,336,613
QUALCOMM, Inc./1/                                               1,245,500      88,741,875
Scientific-Atlanta, Inc.                                          909,400      57,860,575
                                                                           --------------
                                                                              419,972,567

Electronics--5.3%
Hirose Electric Co.                                               500,565      65,315,255
Koninlijke (Royal) Philips Electronics NV                       1,016,832      43,763,967
Kyocera Corp.                                                     489,000      74,666,852
National Semiconductor Corp./1/                                 4,829,400     194,383,350
Nikon Corp.                                                     1,525,000      30,765,316
Samsung Electronics Co.                                           208,437      37,756,601
STMicroelectronics NV, NY Registered Shares                       388,600      18,507,075
                                                                           --------------
                                                                              465,158,416

15   OPPENHEIMER GLOBAL FUND

STATEMENT OF INVESTMENTS  Continued



                                                                          Market Value
                                                              Shares        See Note 1
Transportation--1.9%
Air Transportation--1.9%
Bombardier, Inc., Cl. B                                      7,993,600  $  138,132,128
Empresa Brasileira de Aeronautica SA (Embraer), ADR            885,600      27,453,600
                                                                        --------------
                                                                           165,585,728
                                                                        --------------
Total Common Stocks (Cost $5,898,886,812)                                7,801,390,494


                                                              Units
Rights, Warrants and Certificates--0.0%
Telesp Celular Participacoes SA Rts., Exp. 10/2/00             195,910              --
(Cost $0)

                                                            Principal
                                                             Amount
Short-Term Notes--8.3%
American Express Credit Corp., 6.49%, 10/2/00             $ 50,000,000      49,990,833
American Home Products:
6.50%, 11/7/00                                              30,000,000      29,799,583
6.50%, 11/8/00                                              30,000,000      29,794,167
American Honda Finance Corp., 6.49%, 10/11/00               41,380,000      41,305,401
Bear Stearns Cos., Inc., 6.49%, 10/18/00                    50,000,000      49,846,764
CIESCO LP:
6.49%, 10/24/00                                             24,000,000      23,900,487
6.49%, 10/27/00                                             32,000,000      31,850,009
CIT Group, Inc., 6.49%, 10/2/00                             25,000,000      24,995,493
Corporate Asset Corp., 6.50%, 10/11/00                      25,000,000      24,954,861
Countrywide Home Loans, 6.54%, 11/3/00                      50,000,000      49,700,250
GE Capital International Funding, Inc., 6.51%,              50,000,000      49,864,375
10/16/00
General Motors Acceptance Corp., 6.49%, 10/18/00            50,000,000      49,846,764
Goldman Sachs Group LP, 6.49%, 11/16/00                     50,000,000      49,585,361
Heller Financial, Inc., 6.60%, 10/3/00                      25,000,000      24,990,833
Household Finance Corp.:
6.50%, 10/26/00                                             50,000,000      49,774,306
6.51%, 10/13/00                                             50,000,000      49,891,500
Lucent Technologies, Inc., 6.50%, 10/20/00                  50,000,000      49,828,472
Salomon Smith Barney Holdings, Inc., 6.50%, 11/1/00         50,000,000      49,720,139
                                                                        --------------
Total Short-Term Notes (Cost $729,639,598)                                 729,639,598


16   OPPENHEIMER GLOBAL FUND



                                                                  Principal         Market Value
                                                                    Amount            See Note 1
Repurchase Agreements--1.5%
Repurchase agreement with Banc One Capital Markets, Inc.,
6.45%,
dated 9/29/00, to be repurchased at $129,856,761 on 10/2/00, collateralized by U.S. Treasury Bonds, 5.25%-15.75%,
11/15/01-5/15/30, with a value of $55,334,045, U.S.
Treasury Nts.,
4.25%-8.50%, 11/15/00-11/15/08, with a value of $77,156,970
and U.S. Treasury Bills, 11/9/00, with a value of $26,589       $ 129,787,000     $    129,787,000
(Cost $129,787,000)
Total Investments, at Value (Cost $6,758,313,410)                        98.6%       8,660,817,092
Other Assets Net of Liabilities                                           1.4          121,615,230
                                                                ----------------------------------
Net Assets                                                              100.0%    $  8,782,432,322
                                                                ==================================

Footnotes to Statement of Investments

1. Non-income-producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2000 amounts to $409,675,590. Transactions during the period in which the issuer was an affiliate are as follows:


                                        Shares       Gross       Gross               Shares
                            September 30, 1999   Additions  Reductions   September 30, 2000
Cadence Design Systems, Inc.         5,565,100   9,309,940          --           14,875,040
Swiss Medical SA                       300,000          --          --              300,000

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:


Geographical Diversification                         Market Value        Percent
United States                                     $    4,105,546,448       47.3%
Great Britain                                          1,272,285,647       14.7
France                                                   740,288,970        8.5
Germany                                                  655,505,936        7.6
Japan                                                    553,164,927        6.4
Brazil                                                   206,091,988        2.4
Canada                                                   183,307,515        2.1
Ireland                                                  148,022,100        1.7
The Netherlands                                          130,049,992        1.5
Australia                                                 93,673,724        1.1
Mexico                                                    86,940,831        1.0
Singapore                                                 84,990,346        1.0
Finland                                                   77,329,376        0.9
Italy                                                     65,005,074        0.8
Sweden                                                    61,470,394        0.7
India                                                     56,650,483        0.7
Hong Kong                                                 39,541,315        0.5
Korea, Republic of (South)                                37,756,601        0.4
Switzerland                                               35,622,425        0.4
Argentina                                                 27,573,000        0.3
                                                  ------------------------------
Total                                             $    8,660,817,092      100.0%
                                                  ==============================


See accompanying Notes to Financial Statements.

17   OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES     September 30, 2000


Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $6,451,428,126)                         $    8,251,141,502
Affiliated companies (cost $306,885,284)                                    409,675,590
                                                                     ------------------
                                                                          8,660,817,092
Unrealized appreciation on foreign currency contracts                           188,028
Receivables and other assets:
Investments sold                                                            135,621,340
Shares of beneficial interest sold                                           26,367,086
Interest and dividends                                                        8,675,874
Other                                                                           530,238
                                                                     ------------------
Total assets                                                              8,832,199,658

Liabilities
Bank overdraft                                                                4,923,652
Unrealized depreciation on foreign currency contracts                           265,013
Payables and other liabilities:
Shares of beneficial interest redeemed                                       20,977,094
Investments purchased                                                        15,411,093
Distribution and service plan fees                                            5,061,220
Trustees' compensation                                                        1,143,303
Transfer and shareholder servicing agent fees                                   708,491
Other                                                                         1,277,470
                                                                     ------------------
Total liabilities                                                            49,767,336

Net Assets                                                           $    8,782,432,322
                                                                     ==================

Composition of Net Assets
Paid-in capital                                                      $    5,317,035,346
Overdistributed net investment income                                       (21,380,450)
Accumulated net realized gain on investments and foreign currency
transactions                                                              1,583,499,304
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                  1,903,278,122
                                                                     ------------------
Net Assets                                                           $    8,782,432,322
                                                                     ==================


18   OPPENHEIMER GLOBAL FUND

==================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$6,225,966,723 and 92,258,496 shares of beneficial interest outstanding)    $67.48
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                 $71.60

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$1,948,901,126 and 29,864,687 shares of beneficial interest outstanding)    $65.26

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$404,312,005 and 6,117,725 shares of beneficial interest outstanding)       $66.09

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $203,252,468 and 3,009,797 shares of beneficial interest
outstanding)                                                                $67.53

See accompanying Notes to Financial Statements.

19   OPPENHEIMER GLOBAL FUND

STATEMENT OF OPERATIONS                    For the Year Ended September 30, 2000

==========================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $5,415,341)                 $    83,271,250
Interest                                                                        28,128,547
Lending fees                                                                     4,286,135
                                                                           ---------------
Total income                                                                   115,685,932

==========================================================================================
Expenses

Management fees                                                                 51,913,093
Distribution and service plan fees:
Class A                                                                         12,836,492
Class B                                                                         17,789,399
Class C                                                                          2,872,783
Transfer and shareholder servicing agent fees:
Class A                                                                          6,429,864
Class B                                                                          2,067,998
Class C                                                                            324,305
Class Y                                                                            120,171
Custodian fees and expenses                                                      1,529,523
Trustees' compensation                                                             885,150
Other                                                                            2,809,556
                                                                           ---------------
Total expenses                                                                  99,578,334
Less expenses paid indirectly                                                     (39,908)
                                                                           ---------------
Net expenses                                                                    99,538,426

==========================================================================================
Net Investment Income                                                           16,147,506

==========================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                                  1,974,117,127
Foreign currency transactions                                                 (105,505,145)
                                                                           ---------------
Net realized gain                                                            1,868,611,982

Net change in unrealized appreciation (depreciation) on:
Investments                                                                    805,848,866
Translation of assets and liabilities denominated in foreign currencies       (222,426,192)
                                                                           ---------------
Net change                                                                     583,422,674
                                                                           ---------------
Net realized and unrealized gain                                             2,452,034,656

==========================================================================================
Net Increase in Net Assets Resulting from Operations                       $ 2,468,182,162
                                                                           ===============

See accompanying Notes to Financial Statements.

20   OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,                                        2000                1999
============================================================================================
Operations

Net investment income                                     $    16,147,506   $      8,088,099
Net realized gain                                           1,868,611,982        439,319,385
Net change in unrealized appreciation                         583,422,674      1,064,237,399
                                                          ----------------------------------
Net increase in net assets resulting from operations        2,468,182,162      1,511,644,883

============================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                       (24,751,244)       (29,230,334)
Class B                                                                --         (2,646,395)
Class C                                                           (58,522)          (395,293)
Class Y                                                          (528,849)           (48,417)
Dividends in excess of net investment income:
Class A                                                        (2,812,795)                --
Class B                                                                --                 --
Class C                                                            (6,651)                --
Class Y                                                           (60,099)                --
Distributions from net realized gain:
Class A                                                      (318,659,987)      (224,656,064)
Class B                                                      (107,173,380)       (72,313,989)
Class C                                                       (13,675,246)        (7,421,523)
Class Y                                                        (4,368,380)          (298,614)

============================================================================================
Beneficial Interest Transactions

Net increase in net assets resulting from
beneficial interest transactions:
Class A                                                       997,501,820          7,032,546
Class B                                                       230,422,793         78,987,065
Class C                                                       191,760,904         31,852,258
Class Y                                                       147,033,188         34,177,957

============================================================================================
Net Assets

Total increase                                              3,562,805,714      1,326,684,080
Beginning of period                                         5,219,626,608      3,892,942,528
                                                          ----------------------------------
End of period [including undistributed (overdistributed)
net investment income of $(21,380,450) and $9,192,241,
respectively]                                             $ 8,782,432,322   $  5,219,626,608
                                                          ==================================

See accompanying Notes to Financial Statements.

21   OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A    Year Ended September 30,           2000         1999         1998         1997           1996
========================================================================================================
Per Share Operating Data

Net asset value, beginning of period     $   49.50     $  38.34    $   49.32    $   39.00    $     36.84
Income (loss) from investment
  operations:
Net investment income                          .26          .17         1.08          .32            .23
Net realized and unrealized gain (loss)      22.20        14.37        (5.49)       11.91           4.22
                                         ---------------------------------------------------------------
Total income (loss) from
  investment operations                      22.46        14.54        (4.41)       12.23           4.45
Dividends and/or distributions to
  shareholders:
Dividends from net investment income          (.32)        (.39)        (.83)        (.53)          (.24)
Dividends in excess of net
  investment income                           (.04)          --           --           --             --
Distributions from net realized gain         (4.12)       (2.99)       (5.74)       (1.38)         (2.05)
                                         ---------------------------------------------------------------

Total dividends and/or distributions
  to shareholders                            (4.48)       (3.38)       (6.57)       (1.91)         (2.29)
Net asset value, end of period           $   67.48     $  49.50    $   38.34    $   49.32    $     39.00
                                         ===============================================================

========================================================================================================
Total Return, at Net Asset Value/1/          47.13%       40.05%       (9.85)%      32.85%         12.98%

========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)  $   6,226     $  3,780    $   2,905    $   3,408    $     2,499
Average net assets (in millions)         $   5,555     $  3,475    $   3,381    $   2,869    $     2,309
Ratios to average net assets:/2/
Net investment income                         0.41%        0.37%        0.96%        0.74%          0.62%
Expenses                                      1.08%        1.16%        1.14%/3/     1.13%/3/       1.17%/3/
Portfolio turnover rate                         62%          68%          65%          66%           103%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

22  OPPENHEIMER GLOBAL FUND

Class B    Year Ended September 30,              2000        1999         1998          1997          1996
==========================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $   48.05    $  37.32   $    48.19     $   38.19     $   36.16
Income (loss) from investment
  operations:
Net investment income (loss)                     (.19)       (.16)         .69          (.04)         (.05)
Net realized and unrealized gain (loss)         21.52       13.99        (5.31)        11.68          4.13
                                            --------------------------------------------------------------
Total income (loss) from
  investment operations                         21.33       13.83        (4.62)        11.64          4.08
Dividends and/or distributions to
  shareholders:
Dividends from net investment income               --        (.11)        (.51)         (.26)           --
Dividends in excess of net investment
  income                                           --          --           --            --            --

Distributions from net realized gain            (4.12)      (2.99)       (5.74)        (1.38)        (2.05)
                                            --------------------------------------------------------------
Total dividends and/or distributions
  to shareholders                               (4.12)      (3.10)       (6.25)        (1.64)        (2.05)
Net asset value, end of period              $   65.26    $  48.05   $    37.32     $   48.19     $   38.19
                                            ==============================================================

==========================================================================================================
Total Return, at Net Asset Value/1/             46.01%      38.99%      (10.56)%       31.77%        12.07%

==========================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)     $   1,949    $  1,250   $      897     $     897    $      541
Average net assets (in millions)            $   1,780    $  1,122   $      966     $     692    $      438
Ratios to average net assets:/2/
Net investment income (loss)                    (0.38)%     (0.40)%       0.20%        (0.23)%       (0.17)%
Expenses                                         1.85%       1.94%        1.91%/3/      1.94%/3/      2.00%/3/
Portfolio turnover rate                            62%         68%          65%           66%          103%


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

23   OPPENHEIMER GLOBAL FUND

Class C    Year Ended September 30,                     2000            1999         1998        1997         1996/1/
=====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $ 48.63       $   37.79    $   48.77   $   38.73     $     36.67
Income (loss) from investment
  operations:
Net investment income (loss)                             .06            (.08)         .75        (.08)            .09
Net realized and unrealized gain
  (loss)                                               21.54           14.07        (5.42)      11.86            4.13
                                                     ----------------------------------------------------------------
Total income (loss) from investment
  operations                                           21.60           13.99        (4.67)      11.78            4.22
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.02)           (.16)        (.57)       (.36)           (.11)
Dividends in excess of net
  investment income                                       --/2/           --           --          --              --
Distributions from net realized gain                   (4.12)          (2.99)       (5.74)      (1.38)          (2.05)
                                                     ----------------------------------------------------------------
Total dividends and/or distributions
  to shareholders                                      (4.14)          (3.15)       (6.31)      (1.74)          (2.16)
Net asset value, end of period                       $ 66.09       $   48.63    $   37.79   $   48.77     $     38.73
                                                     ================================================================
=====================================================================================================================
Total Return, at Net Asset Value/3/                    46.01%          38.97%      (10.53)%     31.76%          12.34%

=====================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
  millions)                                          $   404       $     153    $      91   $      60     $        18
Average net assets (in millions)                     $   288       $     125    $      79   $      35     $         8
Ratios to average net assets:/4/
Net investment income (loss)                           (0.29)%         (0.38)%       0.23%      (0.86)%/5/       0.04%
Expenses                                                1.85%           1.94%        1.91%/6/    1.94%/6/        1.99%/6/
Portfolio turnover rate                                   62%             68%          65%         66%            103%


1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shares are not necessarily comparable to those of prior periods.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

24   OPPENHEIMER GLOBAL FUND

Class Y Year Ended September 30,                                          2000     1999/1/
==========================================================================================
Per Share Operating Data
Net asset value, beginning of period                                  $  49.54    $  42.38
Income from investment operations:
Net investment income                                                      .64         .63
Net realized and unrealized gain                                         22.03       10.00
                                                                      --------------------
Total income from investment operations                                  22.67       10.63
Dividends and/or distributions to shareholders:
Dividends from net investment income                                      (.50)       (.48)
Dividends in excess of net investment income                              (.06)         --
Distributions from net realized gain                                     (4.12)      (2.99)
                                                                      --------------------
Total dividends and/or distributions to shareholders                     (4.68)      (3.47)
Net asset value, end of period                                        $  67.53      $49.54
                                                                      ====================
==========================================================================================
Total Return, at Net Asset Value/2/                                      47.63%      27.11%

==========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                               $    203      $   37
Average net assets (in millions)                                      $    137      $   17
Ratios to average net assets:/3/
Net investment income                                                     0.90%       1.07%
Expenses                                                                  0.82%       0.78%
Portfolio turnover rate                                                     62%         68%

1. For the period from November 17, 1998 (inception of offering) to September 30, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

25   OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.Significant Accounting Policies

Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation.
     The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

26   OPPENHEIMER GLOBAL FUND

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

                    Expiring
                    --------------------------
                    2001              $643,262

The capital loss carryover was acquired in connection with the Oppenheimer Global Emerging Growth Fund merger.

Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2000, a provision of $680,222 was made for the Fund's projected benefit obligations and payments of $17,885 were made to retired trustees, resulting in an accumulated liability of $1,016,487 as of September 30, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

27   OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1.Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $286,928,486, an increase in overdistributed net investment income of $18,502,037, and a decrease in accumulated net realized gain on investments of $268,426,449. This reclassification includes $278,221,069 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

28   OPPENHEIMER GLOBAL FUND

================================================================================
2.Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                    Year Ended    September 30, 2000      Year Ended   September 30, 1999
                                        Shares                Amount          Shares               Amount
----------------------------------------------------------------------------------------------------------
Class A
Sold                                41,268,514       $ 2,702,564,515      21,868,208     $    985,462,142
Dividends and/or distributions
reinvested                           5,740,489           324,107,834       6,076,163          242,196,637
Redeemed                           (31,111,804)       (2,029,170,529)    (27,344,921)      (1,220,626,233)
                                   -----------------------------------------------------------------------
Net increase                        15,897,199       $   997,501,820         599,450     $      7,032,546
                                   =======================================================================
----------------------------------------------------------------------------------------------------------
Class B
Sold                                 9,879,530       $   629,792,322       5,423,184     $    237,546,597
Dividends and/or distributions
reinvested                           1,862,665           102,333,780       1,838,492           71,590,602
Redeemed                            (7,899,146)         (501,703,309)     (5,285,928)        (230,150,134)
                                   -----------------------------------------------------------------------
Net increase                         3,843,049       $   230,422,793       1,975,748     $     78,987,065
                                   =======================================================================
----------------------------------------------------------------------------------------------------------
Class C
Sold                                 4,469,297       $   289,819,449       2,142,998     $     95,584,924
Dividends and/or distributions
reinvested                             229,374            12,762,899         188,857            7,442,891
Redeemed                            (1,719,363)         (110,821,444)     (1,593,990)         (71,175,557)
                                   -----------------------------------------------------------------------
Net increase                         2,979,308       $   191,760,904         737,865     $     31,852,258
                                   =======================================================================
----------------------------------------------------------------------------------------------------------
Class Y
Sold                                 3,351,080       $   219,038,460         855,756     $     39,826,282
Dividends and/or distributions
reinvested                              87,974             4,957,327           8,723              346,949
Redeemed                            (1,167,854)          (76,962,599)       (125,882)          (5,995,274)
                                   -----------------------------------------------------------------------
Net increase                         2,271,200       $   147,033,188         738,597     $     34,177,957
                                   =======================================================================
==========================================================================================================


3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $5,020,195,870 and $4,416,056,093, respectively.

     As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $6,779,130,029 was:

Gross unrealized appreciation           $ 2,279,796,506
Gross unrealized depreciation              (398,109,443)
                                        ---------------
Net unrealized appreciation             $ 1,881,687,063
                                        ===============

29   OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1.0 billion, 0.67% on the next $1.5 billion, 0.65% on the next $2.5 billion and 0.63% of average annual net assets in excess of $6.0 billion. The Fund's management fee for the year ended September 30, 2000 was an annualized rate of 0.67%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                  Aggregate        Class A     Commissions      Commissions      Commissions
                                  Front-End      Front-End      on Class A       on Class B       on Class C
                              Sales Charges  Sales Charges          Shares           Shares           Shares
                                 on Class A    Retained by     Advanced by      Advanced by      Advanced by
Year Ended                           Shares    Distributor  Distributor/1/   Distributor/1/   Distributor/1/
-------------------------------------------------------------------------------------------------------------
September 30, 2000               $9,573,010     $2,549,796     $ 1,857,914      $15,736,329    $   1,844,836

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                    Class A                        Class B                           Class C
                        Contingent Deferred            Contingent Deferred               Contingent Deferred
                              Sales Charges                  Sales Charges                     Sales Charges
Year Ended          Retained by Distributor        Retained by Distributor           Retained by Distributor
------------------------------------------------------------------------------------------------------------
September 30, 2000                $ 221,597                    $ 1,614,023                          $ 77,069

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $12,836,492 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and

30   OPPENHEIMER GLOBAL FUND
included $748,951 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:


                                                             Distributor's   Distributor's
                                                                 Aggregate    Unreimbursed
                                                              Unreimbursed   Expenses as %
                     Total Payments      Amount Retained          Expenses   of Net Assets
                         Under Plan       by Distributor        Under Plan        of Class
--------------------------------------------------------------------------------------------
Class B Plan          $  17,789,399        $  14,244,558      $ 22,609,721            1.16%
Class C Plan              2,872,783            1,160,408         3,460,686            0.86

================================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

31   OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
5. Foreign Currency Contracts Continued

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of September 30, 2000, the Fund had outstanding foreign currency contracts as follows:


                                                                   Valuation as of
                              Expiration             Contract        September 30,        Unrealized     Unrealized
Contract Description                Date        Amount (000s)                 2000      Appreciation   Depreciation
-------------------------------------------------------------------------------------------------------------------
Contracts to Sell
Euro (EUR)               10/2/00-10/3/00          /EUR/57,998          $51,189,405          $  2,730       $265,013
Japanese Yen (JPY)               10/3/00       /JPY/7,522,944           69,659,136           185,298             --
                                                                                         --------------------------
Total Unrealized Appreciation and Depreciation                                              $188,028       $265,013
                                                                                         ==========================

================================================================================
6. Illiquid or Restricted Securities

As of September 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2000 was $27,573,000, which represents 0.31% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:


                                                               Valuation Per
                                                                 Units as of
                                  Acquisition           Cost   September 30,
Security                                Dates       Per Unit            2000
----------------------------------------------------------------------------
Swiss Medical SA                     10/28/97         $44.30          $91.91
============================================================================

7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings

32   OPPENHEIMER GLOBAL FUND
are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended September 30, 2000.

================================================================================
8. Securities Loaned

The Fund entered into a securities lending arrangement with the custodian, whereby the Fund received 60% of the annual fees income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in money market instruments approved by the Manager.

     Effective September 22, 2000, this securities lending arrangement with the custodian was terminated.

33   OPPENHEIMER GLOBAL FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Global Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Global Fund as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
October 20, 2000

34   OPPENHEIMER GLOBAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2001, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $4.4778, $4.1213, $4.1410 and $4.6770 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 6, 1999, of which $3.0483 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended September 30, 2000, which are not designated as capital gain distributions should be multiplied by 4.46% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $6,384,447 of foreign income taxes paid by the Fund during the fiscal year ended September 30, 2000. A separate notice will be mailed to each shareholder in January of 2001, which will reflect the proportionate share of such foreign taxes (as well as the dividend expected to be paid by the Fund in December of 2000) which must be treated by shareholders as gross income for federal income tax purposes.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

35   OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         William L. Wilby, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         For more complete information about Oppenheimer Global Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.,
                         Two World Trade Center, New York, NY 10048-0203.

                         (C)Copyright 2000 OppenheimerFunds, Inc.
                         All rights reserved.

36   OPPENHEIMER GLOBAL FUND

INFORMATION AND SERVICES


                        As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

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                        Internet
                        24-hr access to account information and transactions/1/ www.oppenheimerfunds.com
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                        General Information Mon-Fri
                        8:30am-9pm ET, Sat 10am-4pm ET
                        1.800.525.7048
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                        Telephone Transactions
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.852.8457
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                        PhoneLink
                        24-hr automated information and automated transactions 1.800.533.3310
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                        Telecommunications Device for the Deaf (TDD)
                        Mon-Fri 9am-6:30pm ET
                        1.800.843.4461
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                        OppenheimerFunds Market Hotline
                        24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
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                        Transfer and Shareholder Servicing Agent
                        OppenheimerFunds Services
                        P.O. Box 5270, Denver, CO 80217-5270
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                        Ticker Symbols Class A: OPPAX Class B: OGLBX
                        Class C: OGLCX Class Y: OGLYX

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                        1. At times this website may be inaccessible or its
                        transaction feature may be unavailable.


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